Mid-Year Investor Meeting Rosemont, Illinois June 6, 2017 Exhibit 99.1

2 Forward looking statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2016 and our Form 10-Q for the first quarter of 2017, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found.

Mid-Year Investor Meeting Bob Livingston June 6, 2017

4 Our strategy to create long-term value  Build platforms in key markets with significant growth potential  Capitalize on our expertise by providing a larger suite of products and solutions to customers on a global basis  Innovate to launch new products to help customers win in their markets  Expand margin utilizing productivity and continuous improvement (“CI”) processes across the organization 4 Leading positions in meaningful areas of the portfolio with strong growth characteristics

5 $1.4 $2.5 $2.3 $1.6 2017F Revenue Refrigeration & Food Equipment • Retail refrigeration • Food Equipment • Heat transfer solutions Fluids • Retail Fueling • Hygienic & Pharma • Pumps Engineered Systems • Marking & Coding • Digital Printing • Refuse Handling & Auto Service equipment Energy Refrigeration & Food Equip. Identify attractive companies to acquire leveraging our in-depth knowledge of customers, markets and opportunities Incentivize and invest in our businesses to improve their overall performance by applying management tools and systems Segments, key platforms, and unique capabilities Energy • Drilling & Artificial Lift • Automation • Bearings & Compression $ in billions Engineered Systems Fluids Foster a unique culture where our businesses embrace their responsibility of helping our customers win in their markets ≈ ≈ ≈ ≈

Meaningful organic growth opportunities ahead

	3-year * projected organic growth rate
▪ **Engineered Systems** benefits from consistent growth in Marking & Coding markets and improving global Industrial markets – Complemented by strong Digital Textile printing markets	3% - 5%
▪ **Fluids** growth driven by multi-year EMV upgrade cycle – Improved industrial pump markets – Longer cycle oil & gas exposed businesses return to growth	3% - 5%
▪ **Energy** benefits as NA oil & gas markets continue to recover – Continued shale proliferation – Transition to Automation and remote monitoring solutions – Solid markets for Bearings & Compression	double-digits[(a)]
▪ **Refrigeration & Food Equipment** to leverage leading position in energy efficiency and specialty merchandising – Significant opportunities in closing medium temperature cases – Very well positioned for changing trends in food merchandising	3% - 4%
Total DOV:	4% - 6%

(a) Correlated with US rig count, well completions and WTI price

* 12/31/16 – 12/31/19

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7 Other growth drivers  Geographic expansion – Developing economies represent <20% of total revenue  Product innovation – Deliver solutions that drive productivity and use less energy  Grow recurring revenue across organization – currently 30% of revenue  Accelerate development and commercialization of remote monitoring and SaaS across businesses – Strong foundation already established within Energy – Retail Fueling solutions already commercialized – Environmental Solutions winning share with its connected truck offering

8 Margin opportunities at each segment  Engineered Systems – Productivity improvements – Leveraging investments  Fluids – Significant opportunity in Retail Fueling – Strategic pricing – Ongoing productivity  Energy – Strong conversion on volume increases – Pricing in certain product categories  Refrigeration & Food Equipment – Improved manufacturing efficiency – Positive product mix 3-year * projected segment margin(a) improvement >1200 bps 150 - 200 bps 300 - 400 bps 300 - 400 bps * 12/31/16 – 12/31/19 Total DOV: 350 - 450 bps (a) Segment margin adjusted for gains on dispositions of $11M in Q1 2016, $85M in Q4 2016 and $88M in Q1 2017, and voluntary product recall charge of $23M in Q4 2016 2017 Segment margin(a) improvement on track for: ~ 150 bps

9 Positioning Dover for higher growth and margin expansion  Expand platforms that have scale, consistent cash flows and are benefitting from tailwinds  Multiple high growth opportunities via M & A – Food Equipment – Targeted pump markets – Digital Print  Divest other assets as appropriate

10 Key messages  Leading positions in meaningful areas of the portfolio with strong growth characteristics  Solid and growing position in digital applications that align to customer productivity and performance improvement  Ample margin improvement opportunities at all segments, aided by Dover Business Services, Continuous Improvement mindset and productivity programs  High free cash flow generation, driving ongoing investments in innovation and M&A

Fluids Bill Spurgeon June 6, 2017

12 Fluids 12  11 of last 13 acquisitions were outside the United States  Increasing recurring revenue from remote monitoring and software as a service  Growing installed base driving sustainable aftermarket revenue 18% 51% 22% 9% Asia North America Europe Rest of World 60% 29% 11% Retail Fueling and Transport Pumps Hygienic and Pharma Geography Product Mix 2017F Revenue by: End Market 30% 70% Recurring & Replacement Core Products Engineered Systems ~$2.5B Refrigeration & Food Equip. ~$1.6B Fluids ~$2.3B 2017F Dover Revenue ~$7.7B Energy ~$1.4B

Select growth markets at a glance - Fluids

	Retail Fueling	Pumps	Hygienic & Pharma
Estimated market size	$7.0B	$15.0B +	$2.0B
2017F DOV revenues	~$1.3B	~$675M	~$250M
2017 – 2019 est. market CAGR	low-to-mid singles, plus EMV lift	low-to-mid singles	mid-to-high singles
Key competitors	FORTIVE Franklin Electric	IDEX Nordson SPXFLOW SHIMADZU	IDEX SPXFLOW
Key growth drivers	• EMV upgrade cycle • Environmental and safety regulations • Remote monitoring and SaaS • Increasing miles driven • Auto growth in developing markets	• Significant global petrochemical investment • Low feedstock prices • Worldwide growth of plastics usage • Global industrial growth	• Health and safety concerns • Growing single use adoption • Expanding applications • Aging population

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14 Fluids: Growth & Innovation overview  Growth is driven by product and service innovation across our platforms  We are continuing to grow and invest in the developing markets  Enabling safe injectable drug/vaccine production  Expand QuattroFlow & AseptiQuick single use offerings to Biopharma Hygienic and Pharma  Driving customer intimacy through SaaS and Software solutions across Fluids portfolio  Dover Fueling Solutions Station Manager 365 real time control Lead Through Data: IoT Focus  End-to-end gas station product offering  Dover Fueling Solutions cloud-based services Retail Fueling (# 2 globally)  Helping customers win with higher output, faster changeovers and more compact designs  Accelerate NPD in rotating equipment to increase share Pumps (#1 in Polymer processing)

15 Pump market drivers and our strategy Specific market drivers  Global Industrial growth  Polymer demand growing faster than GDP  Growing demand from Pharma / Hygienic end-users  Customers demanding remote monitoring solutions Dover strategy to win  Leverage strong distribution channels around the world  Strong aftermarket and service capabilities to improve customer uptime  Global presence and localized products to address unique customer needs  Acquire key technologies to expand our offering and our footprint Driving Organic Growth of 3 - 5% Leading position in highly engineered polymer solutions - Leading brands in positive displacement pumps

16 Innovation – Underwater Pelletizing System Fully integrated end-to-end solution including pump, screen changer, pelletizer and dryer • Helping customers win through: – Ergonomic design, small footprint – Easy operation, cleaning and maintenance (improved accessibility) – Higher output (e.g. Dryer rate +20%) – Ideal for frequent product and color changes – Enhanced pellet performance AUTOMOTIVE PACKAGING CABLES PELLETS

17 Innovation – “Single-Use” sterile connection and pump solutions  Saves Lives, Dollars & Environment – Flexible systems support faster drug development and global availability – Sterile connection minimizes contamination risks – Single-use reduces energy, water and carbon footprint 4 1 2 3 Enabling safe injectable drug / vaccine production

18 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2019 Dover Fluids operating margin rate 20%+ Target Margin rates exclude AD&A and product recall Strong businesses with solid margin profile and well-defined path to historical performance

19 Margin expansion opportunities  Deliver acquisition synergies, comprising one-third of 3-year segment margin expansion  Consolidate manufacturing footprint globally  Expand strategic pricing initiatives  Leverage established back office shared services for Finance, IT and HR  Drive productivity improvements across the value chain Targeting 300 - 400 bps margin improvement over the next 3 years 2014A 2015A 2016A 2017F Fluids Productivity Savings 4.5% * Culture of continuous improvement …powered by employee engagement … focused on creating customer value and eliminating waste * Productivity savings excludes acquisition synergies Productivity as a % of COGS ~200 bps growth since 2014

20 Key takeaways 20 Near term  Deliver solid organic growth: – Hygienic / Biopharma markets: mid-to-high single-digit organic growth – Pumps: mid single-digit organic growth – Retail fueling / transport: low single-digit organic growth  Improve core margin and integrate new acquisitions Mid-term  Drive consistent profitable organic growth  Enhance product, technology and geographic breadth  Improve profitability through productivity

Dover Retail Fueling David Crouse Steve Belt June 6, 2017

22 Building Retail Fueling platform Pre 2013  Hanging hardware  Valves  Car wash systems  Fleet fueling systems 2013  Containment systems  Access & fill covers  European style piping 2016  Dispensers  Automation & POS systems  Wireless tank gauges  Cloud-based /remote monitoring /SaaS  Dispensers  Automation & POS systems  Strong market characteristics, including: steady growth, strong after-market, periodic tailwinds, favorable customer-to-supplier ratio  Developed detailed acquisition roadmap focused on products and geographies  Initial focus on product expansion  2017F Retail Fueling revenue: ~ $1.3B  $35M of Wayne acquisition synergies – ahead of plan Acquisitions build out industry‟s only global end-to-end solution

23 53% 10% 16% 21% Available Market: $7B 53% 21% 16% 10% North America EMEA Asia-Pacific Latin America Retail Fueling market overview Global business Attractive End-Markets Revenue by World Region Global Market for Retail Fueling is $7B  Long-term market growth is 2% – 3% per year with periodic tailwinds from environmental regulations and payment compliance  Retail Fueling growth objective 2X+ market  Retail Fueling has 19% global market share  Of Dover‟s Retail Fueling revenue, >$300M is Systems/Automation

24 Market drivers: All trending positive on a global scale  Global infrastructure growth: – Population growth, increasing incomes, vehicle ownership, consumption of fuel  Energy demand, including alternative fuels: – CNG and LNG continue to grow yet current price of diesel slowing the pace  Environmental regulations & payment compliance: – Environmental regulations continue to become more stringent worldwide – Payment compliance, like EMV, driving upgrades and replacements  Trend towards more automation: – Station Owner / Operators' fuel purchasing will be more fully automated – Fuel delivery logistics to retail & commercial sites will be streamlined via automation – Pump integrity / Asset management

25 Key customers Major Oil Companies National Oil Companies Convenience Stores Hypermarkets Fleets Chemical/Industrial  Significant position with the major oil companies and C- Stores  Critical mass in all geographies around the world enables us to service the National Oil Companies on a local level  Leading position with Hypermarket retailers  Well positioned for the growing Fleet market segment in the Americas

26 Retail Fueling value creation  Created end-to-end fueling solutions business  Extensive portfolio of dispenser and systems products and technology  Global footprint to support customers in each world region  Execution underway on cost synergies  Continuous Improvement initiatives underway  Significant margin improvement opportunity in the mid-term 500-600 bps 2019 Goal  Achieve identified revenue and cost synergies  Volume (EMV)  Pricing and mix Dover Retail Fueling Margin 2016 Pro forma* Operating Margin (a) Dover Retail Fueling Margin * as if we owned 2016 acquisitions for the full year (a) Operating margin excludes acquisition- related amortization and product recall charges

27 EMV update  Compliance deadline changed YE 2016, delaying EMV deadline by three years to October 2020  Current perspective is that the total revenue opportunity will stay the same at $500M, but with a corresponding delay in EMV deployment and adoption curve – Retailers that decided to go early are still moving forward in 2017 – New EMV deadline will cause a delay in demand in late 2017 and into 2018, with demand picking up in late 2018 – Incremental revenue upside exists as more retailers will replace aging dispensers rather than upgrade their existing dispensers

28 Industry‟s only end-to-end solution

29 Helping customers run their business Maximize future flexibility with comprehensive services in the cloud DFS IoT, Cloud & Data Services

30 Remote monitoring demo – Site Manager 365 Design principles focused on ease of use and exception management. Operators only need to react when they‟re notified of a problem. Real time remote monitoring and control providing site operators complete management of their forecourt

Converged data and solutions create more value for customers



Industry Dispensers
Media Displays
Display Cases
Low Cost IOT Device
• Common Components
• Reduced Dev Costs
• Scalable Infrastructure
• Increased Supportability
• Extensible Offerings
DFS IoT Hub
System/Site Data Pipe
DFS Data Services
3rd Party Data Server
DFS Wet Stock Mgmt
DFS Fleet Mgmt
DFS Media Systems
DFS Remote Monitoring
Other DFS Solutions
Display Case Control
Shell Loyalty
BP Mobile Payment
Dover Solutions Marketplace
Master Data Management
Shared User Interface



- Compounding effect of converged data and solutions unlocks greater value for customer
- Seamless customer experience across multiple solutions
- Accelerate innovation by standardizing the "plumbing" for services
  - Site network predictive maintenance across equipment and systems
  - Site network optimization of fueling transactions, back office, inventory management
  - Next generation personalized payment & loyalty, targeted promotions and media
  - Tighter vehicle coupling including identification, diagnostics, and smart dispensing

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Engineered Systems Andy Fincher June 6, 2017

34 Engineered Systems 34 12% 56% 23% 9% Asia North America Europe Rest of World 42% 58% Printing & Identification Industrials Refrigeration & Food Equip. ~$1.6B 2017F Dover Revenue ~$7.7B End-Market 39% 61% Recurring & Replacement Core Products Geography Product Mix Energy ~$1.4B 2017F Revenue by:  Investing in developing countries  North American long-term outlook strong  Installed base driving sustainable revenue performance Engineered Systems ~$2.5B Fluids ~$2.3B

Engineered Systems: Growth markets at a glance

	Printing and Identification		Select Industrials	
	Marking & Coding (MI)	Digital Printing (MS / JK / Caldera)	Environmental Solutions (ESG)	Vehicle Service Equipment (VSG)
Estimated market size	$3.5B	$2.0B	$5.5B	$3.0B
2017F DOV revenues	~$850M	<$200M	~$450M	~$525M
2017 – 2019 est. market CAGR	low-to-mid singles	double-digits	low-to-mid singles	low-to-mid singles
Key competitors	DANAHER brother	efi KONICA MINOLTA SENSIENT IMAGING TECHNOLOGIES	OSHKOSH labrie	Snap-on FORTIVE CAR-O-LINER
Key growth drivers	• Growing consumerism in developing economies • Food safety concerns • Logistics • New packaging designs and materials	• Growth in fast fashion • Water conservation • Print quality and consistency • Flexibility • Productivity	• Productivity • Safety • Reduced availability of landfills • Growth in recycling	• Increasing average age of vehicles • Growing global car park • New materials used in auto manufacturing

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36 Engineered Systems: Growth & Innovation overview  Growth driven by technology combined with superior engineered solutions  Optimizing best-in-class products and services to stand above the competition  Driving productivity with our customers through lowest TCO offering  New products and partnerships focused on processing and waste diversion – the fastest growing segment of the waste stream Environmental Solutions (#1 Market Position)  Driving customer intimacy through SaaS and Software solutions  Connected truck: remote monitoring with analytics for refuse collection Lead Through Data: IoT Focus  Continuing to invest in technology, product development and channel development  Using software & data management to address production needs for our customers Marking & Coding (Strong #2 Market Position)  Changes in vehicle design driven by increased focus on fuel efficiency  Providing whole shop solution: lifting, fixturing and collision equipment, software, service Vehicle Service Equipment (#1 Market Position)  Leading the industry in analog to digital conversion  Developing integrated solution with printer, ink and software Digital Printing (#1 Market Position) ~80% of DES rev.

37 Marking & Coding overview Portfolio  Manufacturer of product ID and traceability solutions  Offering a full lineup of inkjet, thermal transfer, laser, and print & apply label systems  Global reach to over 50,000 customers Inks and Software Coding Inks & Chemicals Software Solutions Product Coding Case Coding Pallet Coding Our advantage  Leadership in key industry verticals: Food & Beverage, Electronics, Industrials  Expansive geographical coverage: Strong positions in Europe and Asia; seeing gains in US  Strong brand recognition  Market leading service capabilities  Best-in-class software solutions

38 Market drivers and our strategy Specific market drivers  Middle class growth in emerging countries  Increased efficiency via automation, smarter packaging  FMCG brands profitability remains under pressure by retailer influence driving efficiency, consolidation and customization efforts  Strengthened product safety requirements & greater service M-I strategy to win  Leverage robust manufacturing base, increase commercial presence and deploy market-specific GTM strategy  Maintain software advantage and position as premier HW / SW integrator  Packages communicate product info via symbols/barcodes – integrate package scanning and data management solutions  Integrated solution set helping customers overcome challenges  Professional services to enable retail compliance, SC traceability and minimize recalls Positioned to grow 4% - 5% organically over next 3 years. Key investments made and underway are anticipated to grow margins 150+ bps over same 3 year period.

39 Markem-Imaje line automation services for a leading FMCG customer Colos middleware ERP Factor y Flo o r E n ter p ris e Scanner Customer challenge: Waste/ downtime from operator error with new work orders Printer Vision Master data work order Solution: SAP connect for zero error coding direct from ERP work order Professional services:  ERP connect  DB design  Line integration 100% accurate product coding for compliance Our results: • $450K in software & services • $400K in printers

40 Digital Printing: building an industry leading platform in a highly attractive space  Leading position in disruptive technology  Trends like fast fashion, customization, sustainability and short cycle times are fundamentally changing how textiles are produced  Initial focus on hardware (own leading technology)  Ink acquisition provides the foundation for installed base + consumables business model  Software ties system together, creates customer stickiness and connects business with label owner 2015 • Digital printers supporting direct and transfer • Steamers • Dryers • Consumables 2016 2017 • Dye sublimation ink • Dispersed ink • Pigment ink • Software for wide-format imaging, business workflow and digital signage

41 Expanding the reach of Environmental Solutions Tailwinds for growth  Municipal solid waste growing at a rate of 4.6%, with shrinking landfill capacity  Organics have the lowest landfill diversion rate (5 - 20%) and worst environmental impact (methane)  Legislative trend to limit organics landfilling Processing segment provides highest growth potential  Leveraging our brands and relationships in waste collection to lead the way in landfill diversion and utilizing waste as a resource  Developing partnerships with fast moving, cutting edge companies to gain access to the high growth, nascent area of transforming waste into its highest and best use Alliances in Processing Blue Bag Organics Cornerstone - Burcell Torxx – Kinetic Pulverizer Zero Waste Energy (ZWE) Proprietary process for collecting and diverting food waste Creates renewable energy in form of CNG or other methane derivatives Pre-treatment for anaerobic digestion which increases yield and reduces cycle time De-constructs material into fine particles – turning glass into sand (increasing compost value)

42 Leading through data and technology Use of Connected Vehicles Rapidly Expanding Accident prevention and resolution and insurance litigation Safety  On-board event alerts  Automated video monitoring & reporting  Object detect, catastrophic event avoidance  Driver behavior profiling / modification through in-cab surveillance Workforce monitoring & training / inefficient routes / service fraud Productivity  Predictive & prescriptive route optimization / analytics  Positive service verification (ensures accurate billing), weight controls Low utilization / escalating maintenance cost TCO  „EZ‟ integrated tools: body, chassis & route  Real-time knowledge of asset condition, location, performance  Predictive & prescriptive based maintenance

43 Vehicle Service Equipment: expanding into high growth segments Pre 2016 2016 • Light duty automotive lifts • Heavy duty automotive lifts • Aftermarket parts • Auto collision frame machines • Measuring tools • Anchoring systems • Welding equipment • Vehicle specification data • Automotive lifts • Tire changers • Wheel balancers • Aligners • Test lanes  Strong market characteristics, including: steady growth, global customer base, customer focus on quality, safety and productivity, favorable customer-to-supplier ratio  Focus to expand geographical footprint and to include highest growth segment: tire and wheel service  2016 acquisition brings together two strong brands and allows for geographic expansion through mutual leveraging of sales channels

44 Margin expansion  Continue to drive productivity  Expand strategic pricing initiatives  Leverage shared services  Drive packaged solutions for customers vs. product sales  Deliver new product innovation with focus on lowering customer TCO Targeting 150 - 200 bps of margin expansion over the next 3 years 2014A 2015A 2016A 2017F Engineered Systems Productivity % of COGS Productivity as a % of COGS +140 bps growth since 2014 3.5% Culture of continuous improvement …powered by employee engagement … focused on creating customer value and eliminating waste

Digital Printing Abhi Agrawal June 6, 2017

46 Analog Customer KPIs Digital 3 weeks Printing lead time 3 days 50 - 60 l/mtr Environmental (ie. water use) 14 - 20 l/mtr 150dpi Print quality 600dpi Total print cost Analog Digital Compelling value proposition in Digital Printing Printing process PREP PRINT STEAM WASH / FINISH

Digital Printing: Seeing transformative growth

Digital creating new possibilities for print shops & retailers

- Retailers can react quickly to changes in fashion trends (weeks vs. months)
- More customized, colorways and complex print designs
- Enable seamless web-2-fabric type model
- Allows for a more sustainable and environmentally friendly production

Creating significant growth opportunities for solution providers

- Faster and more productive digital printers
- Inks specific to machine waveforms, and wide variety of fabric materials
- Software – faster image processing, workflow, color management, and web-2-print

~35b M^2 printed textiles + < 5% of printed fabrics is digital = $2B current addressable market
Solid double-digit YOY growth
Significant growth runway ahead

47

48 Our strategy for leading in this space Build leadership in core fashion solutions Deploy Dover scale & business model Expand into adjacencies  Continued innovation and new product development  Optimized total solution – TCO approach  Drive further automation in the fashion ecosystem by adding new capabilities & strategic acquisitions  Soft signage  Other digital printing applications  Center-of-excellence for demonstrating total solution, enabling automation & driving analog-to-digital conversion  Capture of consumables & service  Attract and retain best talent 1 2 3

49 Digital printing process: we have a comprehensive portfolio of solutions Ink Dye Sub Reactive1 Direct Disperse Pigment Printer Substrate Designer Consumer Finishing Steamers Dryers Software Design RIP DFE Web 2 Print           Dover offering MIS Workflow  Color Mgmt  1 1. Serve and support via partnerships  

50 Expanding into adjacency: Soft signage What is soft signage?  Polyester signs and banners used in a variety of applications: professional events, retail display, banners, flags, etc. Nature of adjacency:  Leverages current Dover products, but different market & customer channel  Total market opportunity $75M - $100M (hardware only), expanding addressable market by 10 - 15% Approach:  Tailored solution leveraging our technologies  Dedicated sales & marketing team  Initial launch – May 2017 in FESPA Source: I.T. Strategies and management estimates [1] Hardware market only (excludes ink) 2

51 Growth data from McKinsey Many other potential attractive adjacencies 2 Flexible packaging 15 - 25% WF Display graphics 4 - 6% Ceramics 4 - 6% Corrugated packaging 25 - 35% Folding cartons 25 - 35% Labels 10 - 20% 5-yr growth rates

52 Driving analog-to-digital conversion with „state-of-the-art‟ Innovation & Training Center 52  Create awareness of our leadership position & power of our technology & solutions  Shape demand at the retail brand level and create “pull” for our products & services  Provide facility for demonstration purposes and conduct customer visits & trials  Help customers understand technology on specific products through training and education  Provide resource for customers to develop and launch products produced digitally 3 Goal Innovation & Training Center

53 Key takeaways 53  Exploiting multiple growth opportunities – Driving digital textile printing conversion – Leading innovation in marking & coding to meet regulatory and industry standards – Leveraging our position to drive organics processing adjacency – Taking advantage of fuel efficiency regulations and collision evolution  Focused on solving customer needs – Full portfolio of industrial digital printers and integrated systems solution – Product leadership in refuse collection – driving customer productivity – „One-stop-shop‟ for vehicle repair solutions  Driving margin expansion – Recurring Revenue / Productivity / Shared Services / Footprint Consolidation

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Energy Soma Somasundaram June 6, 2017

56 Energy 56 5% 83% 6% 6% Asia North America Europe Rest of World 67% 22% 11% Drilling & Production Bearings & Compression Automation Energy ~$1.4B Engineered Systems ~$2.5B Refrigeration & Food Equip. ~$1.6B Fluids ~$2.3B 2017F Dover Revenue ≈$7.7B 2017F Revenue by: 65% 35% Core Products Recurring & Replacement Geography Product Mix  North American recovery driven by on shore activity  Continued investment in Middle East, Latin America and Asia Pacific  Investment in aftermarket and service footprint End-Market

57 Energy market update 57 Drilling & Production Bearings & Compression Automation  Permian basin leading the recovery in NA land market with 46% of US rig additions. International markets expected to remain weak in 2017  NA Drilling growth is exceeding rig additions. Completions activity expected to accelerate through 2017. Independents & mid-size E&Ps leading the activity  Increasing interest from customers on automation to drive productivity  Global energy demand and gas production driving growing installed base for reciprocating and rotating machinery  Supplier consolidation – preference towards global suppliers with a broad product & service offering

58 Revenue recovery trend – Drilling, Artificial Lift, Automation Revenue recovery rate for drilling, artificial lift and automation product lines have been faster compared to previous cycle - measured from US rig count troughs Note: US rig count bottomed in June 2009 during 2009 cycle and in May 2016 during the 2016 cycle  Segment EBITDA margin expected to return to mid 20s by 2019  Current growth rates exceeding 2009 – 2010 rates, driven by: – Investments made in technology, field service engineering and regional expansion – Broader Artificial Lift offerings (ESP) – Market share gains

Select growth markets at a glance - Energy

	Drilling & Artificial Lift	Automation	Bearings & Compression
Estimated market size	$8.0B	$4.0B	$4.0B
2017F DOV revenues	~$775M	~$150M	~$290M
2017 – 2019 est. market CAGR	high potential growth tied to rig count growth and new well completions	high potential growth tied to well completions and productivity spend	low-to-mid singles
Key competitors	GE, Schlumberger, De Beers, Weatherford	GE, Baker Hughes, Weatherford	Hoerbiger, John Crane, CPI
Key growth drivers	• Oil price stability/growth • NA rig count growth • Increased well completion activity • Shale activity growth	• Oil price stability/growth • Focus on productivity • Customer adoption	• Increasing use of natural gas in power gen driving growing installed base of reciprocating and rotating machinery • Global energy demand and gas production

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60 Energy: Growth & Innovation overview  Growth and innovation initiatives – Focused on customer success – Helping to “Maximizing the recovery”  Leveraging full suite of aftermarket capabilities to drive lower lifecycle costs for customers  Increasing customer stickiness and market share Bearings & Compression  High velocity innovations – solving customer drilling problems  Increasing market share in Permian Drilling (#1 in drilling inserts)  Expand existing technologies to leading automation solutions to drive customer productivity – wellsite automation, asset integrity management  Partnerships & new business models driving increased market penetration Automation  Innovations in ESP that help our customers maximize economic returns by increasing initial production rates – increasing market share in Permian  Leveraging full portfolio to drive customer productivity through well transitions Artificial Lift (Broad product offering)

61 The unquestioned leader in drilling technology - Solving customer problems in Permian Basin Quantify the Failure • How Often? • How Critical? Drive to Root Cause • Cutter Forensics • Lab Replication Hypothesis Testing • Lab Testing • Field Testing Usable Knowledge Develop New Product High Velocity Problem Solving US Synthetic Competition Increased Permian Basin PDC market share by 11 points in Q1 2017 Introduced 10 new products in 12 months Eliminated failure modes – cracking & spalling 9 field visits, analyzed 2000 cutters, identified 2 primary failure modes – cracking & spalling

62  Largest artificial lift market in NA basins - strong drilling & completions activity  Portfolio leverage for well transitions – Technology, well intelligence, service relationships to enhance customer productivity thru transitions  Innovations driving customer productivity – New ESPs to handle longer laterals, higher production, Smart automation & controls – High performance gas & solids handling solutions  Dover Artificial Lift academy – User (customer) forums to share experiences – New technologies  Significant investments made during downturn positioned us to maximize growth in recovery Leveraging “best-in-class” Artificial Lift Solutions - Winning in Permian 50.0 80.0 110.0 140.0 170.0 200.0 230.0 2016A 2017F 2018F 2019F Permian Revenue Growth CAGR +24% Aligned with right customers …Winning with them

63 Electric Submersible Pumps (ESPs) – Significant source of growth in recovery  Strong ESP demand driven by higher initial production of new wells  Fastest growing segment of the artificial lift market  Large market with significant opportunities for Dover  Investing to support growth – $24 million investment over 3 years – New world class ESP campus – Significant investment in industry talent – Patent pending expert control system with predictive analytics & optimization Fully leveraging market trends … Increasing market share

64 Leveraging suite of capabilities – Driving B&C aftermarket growth Integrated Solutions Service & Repair Field Service Parts + + +  Leveraging expanded capabilities with B&C platform to drive aftermarket growth & stickiness  Driving customer value through simplified supply chain, procurement productivity, improved reliability & outcome based pricing  Key account teams to enhance the customer experience  Continuously enhancing customer value through new technologies Bearings, Compression Components, Seals 50.0 80.0 110.0 140.0 2016A 2017F 2018F 2019F B&C Aftermarket Revenue Growth CAGR +8% Achieving above market growth rates by driving customer productivity

65 Margin expansion  Intense focus on margin expansion  Leverage on revenue growth from market recovery & share gains  Cost structure & spending discipline – “Don‟t give up gains”  Pricing data analytics – software solution that drives significant granularity to identify and drive pricing improvements  Continuing focus on productivity improvements – lean / continuous improvement initiatives  Savings from back office / shared services Industry leading margin performance Continued expansion through recovery Margin up > 1200 bps by 2019 2014A 2015A 2016A 2017E Dover Energy Productivity % of COGS Productivity as a % of COGS improved ~70 bps since 2014 and sustaining above 4% 4.5% Culture of continuous improvement …powered by employee engagement … focused on creating customer value and eliminating waste

Automation Ali Raza June 6, 2017

67 Dover Energy Automation (DEA) Edge Computing Analytics  Increasing customer focus on efficiency & productivity driving the need for automation in upstream oil & gas  Uniquely positioned with customer access, domain expertise & capabilities to capitalize on these trends  Expanding partnerships and investing to develop and/or acquire complementary technologies DEA Market Segments Downhole monitoring and logging ~$4bn market opportunity Wellsite automation & optimization Chemical injection and management Asset reliability monitoring & management

68 Automation strategy – Delivering highest value to our customers  Providing solutions to solve customer problems around safety, reliability, efficiency and productivity.  Expanding our solution across the customer enterprise to become a trusted partner for a broader business value delivery.  Creating a common digital platform for hosting multiple high value applications for delivering higher value to our customers.  Delivering tiered value services to our customers through our new IIOT offerings. Solutions Provider Trusted Partner Common Platform Tiered Value Services

69 Automation – Our competitive advantage  Established positions with customers in the applications we participate  Well recognized brands by customers – XSPOC, Windrock  Significant domain & applications expertise – delivering differentiated & actionable insights for customers  Flexible & modular solutions to meet specific customer & application needs  Easy to deploy solutions backed by responsive customer service

70 Dover Comp A Comp B Comp C Comp D Wellsite Monitoring & Diagnostics Wellsite Production Optimization Services Wellsite Environmental & Security Automated Chemical Injection Solution Tank Level Monitoring & Integration Wellsite automation – Competitive landscape Full & comprehensive set of solutions to meet customer productivity needs

71 Partnerships & Advisory Council Business Partners To approach untapped markets Technical Partners To expedite solid product foundation Advisory Council To provide guidance to IIOT journey Continuously expanding our capabilities in markets

72 Using IIOT platform for wellsite automation

73 t Providing a Next-Generation IIOT solution An intuitive tool that presents actionable insights and asset- behavior predictions to optimize output, minimize risk, and reduce unplanned downtime. Remote visibility of real-time metrics on the entire fleet of assets.

74 Asset integrity management - Automation & IIOT platform VP Sales VP Operations VP BU Asset Reliability CIO Compressor station Production visibility Asset visibility & Analysis Area Station Compressor station Compressor analysis Keep it up & Running Decisions based on Analytics Standard KPIs Asset Heath Monitoring Capacity management Competent staff Reduce variability Equipment Monitoring & Analysis Operat ional Reliability by Leveraging Automat ion Plat form Organizat ion Effect iveness Through Operat ional Analyt ics & Commercial KPI Tracking

75 Solving real problems

76 Key takeaways  North America land leading the recovery  We expect the U.S. market to remain constructive in 2017 and beyond – extension of voluntary production cuts, increasing demand  We are aligned with the right customers and well positioned with our portfolio & initiatives to maximize growth in recovery & beyond  Our focus on data analytics will deliver pricing improvement opportunities in 2017 & 2018  We expect significant margin improvement in the mid-term Double-digit revenue growth……EBITDA margin returning to mid 20s

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Refrigeration & Food Equipment Bill Bosway June 6, 2017

79 Refrigeration & Food Equipment 79  The Leader in NA Retail Refrigeration & Food Preparation Technology Systems Engineered Systems ~$2.5B Refrigeration & Food Equip. ~$1.6B Fluids ~$2.3B 2017F Dover Revenue ~$7.7B Energy ~$1.4B 6% 71% 11% 11% Asia North America Europe Rest of World 19% 81% Food Equipment Refrigeration 2017F Revenue by: 12% 88% Recurring & Replacement Core Products Geography Product Mix  Core Equipment Sales Drive Business – Great Installed Base End-Market

Select growth markets at a glance – Refrigeration & Food Equipment

	Retail Refrigeration	Food Equipment	Heat Transfer Solutions
Estimated market size	$6.0B	$11.0B	$2.5B
2017F DOV revenues	~$1.1B	~$300M	~$225M
2017 – 2019 est. market CAGR	low-singles	mid-singles	mid-singles
Key competitors	Panasonic LENNOX	THE MIDDLEBY CORPORATION WELBILT	Alfa Laval Danfoss
Key growth drivers	• Regulations (DOE, EPA, FDA) • Merchandising "Blurring" • Fresh & healthy • Sustainability	• "Food Factory" productivity needs • Merchandising "blurring" • Domain knowledge • Emerging markets	• Regulations – Global energy efficiency • Adoption of brazed plate technology • Urbanization driving compact solutions

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DOVER

81 Refrigeration & Food Equipment Markets 81 Food Retail (Refrigeration & Merchandising) Food Service (Food preparation equipment)  Regulations, energy costs, competition and food safety driving investment  Shopping cart size is shrinking, driving move to fresh and prepared foods  Customers adding doors to cases – Improved energy efficiency and merchandising  U.S. is now spending more at restaurants than for groceries  National chains continue focus on operations & menu management  Equipment growth in NA retail grocery & C- store is accelerating

82 Market trend takeaways  Grocery stores, Drug stores, and C-store market lines continue to blur – The battle for food dollars will intensify  Strong investment in fresh and prepared foods – The perimeter of stores  Dry goods space converting to specialty refrigerated and hot foods  C-stores are adding refrigeration and cooking - Need to build food service capability & experience  New business models (i.e. AmazonGo) require more intelligent refrigeration solutions  Customers are adopting new technologies that increase same store sales and/or drive productivity Industry trends / challenges create opportunity for Dover with integrated merchandising & technology offerings

83 Key priorities for Refrigeration & Food Equipment  Strengthen leadership position in fast growing C-store space  Work directly with customers to develop unique solutions  Broaden our product portfolio & expand relevance in stores  Drive food equipment participation in retail Food Service  Leverage our broad portfolio of merchandising technologies and grow our leadership position  Lead transition to medium temperature door cases  Deliver operations excellence through the Quote-to-Cash cycle  Drive growth and expand margin through innovation, technology, operations excellence Food Retail  Increase investment in innovation  Change the industry customer experience  Build and leverage our brand Across The Business discuss today

84 Operations transformation initiative at HillPhoenix case facilities making progress Results  Labor productivity & stabilization  Material productivity  Overhead optimization  Metal fabrication capacity  Product rationalization initiative  Demand shaping with customers  Organization upgrade & structure Next Steps  “Front End” optimization project  Design for supply & manufacturing  Shared services ramp up  Advanced manufacturing investments Open case plant Door case plant Margin expansion improvement plan on track in 2017

85 Margin improvement  Improve performance in case facilities – Optimize flow & transition to door cases – Manage peaks and valleys – demand shaping  Value creation – Deliver innovative solutions that create unique & measurable value to customers – Participate in faster growing markets with more robust product set – Strategic & value-based pricing  Base product design standardization  Active customer management Potential to increase segment margin 300 - 400 basis points over next 3 years 2014A 2015A 2016A 2017E Productivity % of COGS 4.5% Culture of continuous improvement …focused on creating customer value and eliminating waste Productivity as a % of COGS up 300 bps growth since 2014

86 Optimize our portfolio of merchandising “Solutions” and technologies for customers Shelving solutions Lighting science Refrigeration systems Merchandising solutions Specialty merchandising Glass technologies Zero energy door systems Dynamic pricing systems Smart / IOT connectivity Food preparation systems

87 Steward industry through accelerating transition to medium temperature door cases Key Initiatives  Continue executing “Close The Case” program  Integrate new technologies in NextGen door systems  “Zero Energy” frames  Hybrid frame technology  Vacuum glass Key Drivers  Government regulations (DOE)  Energy costs  Customer comfort  Customer confidence / Food safety Expect MT door cases up 30% in 2017

88 Strengthen position in fast growing C-store market Key Drivers  Shopper preference for more prepared foods & “Grab And Go” convenience  C-stores are making investments to change image & offerings  Big Box retailers also moving into smaller formats Key Initiatives  New door system technology for walk-in coolers  Specialty cases for merchandising  Prepared food systems – Pizza and sandwich prep tables Business with C- stores up 10%-15% in 2017

89 Power Soak‟s transition to becoming a leader in food preparation solutions  Acquired in 2012  30,000 units installed  In 60% of largest chains  IP protected technology  Strong leadership participation 1987 2015 2016 2012 2017 Pot, Pans, Skewers & Wares Produce washing Deglazing Thaw & Chill

90 Solving problems in food retail 2015 May – Oct Development 2016 January Allergen Test 2015 November Ecolab Test 2016 March Compliance Test 2016 May Field Test 2016 August 1St Order 72 systems installed in 2016 – 75+ additional in 2017 Problem: Deglazing seafood efficiently & effectively  Frozen product moved to cooler for 48 hours  Further defrosted with running water – 3 hours  Had to pass certification tests Results  51 hours reduced to 3 minutes !!

91 Solving problems in food service Problem: Expensive process for cutting/washing potatoes (130M lbs/Yr)  2 full-time people using running water in 3-compartment sinks  Preparation time 2 hours per batch Results  Two hour process reduced to three minutes  Water consumption reduced >30%  Less peanut oil needed – Positive taste test results with customers Installed in 385 Stores in 2016 – Rollout continuing in 2017

92 Investment in innovation - Opening ideation center at Georgia Tech in September 2017  Located in Technology Square – Home of 300+ start-up companies  Represents significant investment in innovation (Business, Technology)  Focus on new business models, enabling technologies (IOT), advanced manufacturing innovation, and ideation tools (AI, Augmented Reality, Data)

93 Ideation Center + Design Center + Learning Center Design Center  Store layout creation  Merchandising development – Back, middle, perimeter of stores  Lighting science to optimize merchandising Learning Center  Help our industry adopt new technologies (i.e. Smart cases, door systems, Co2,)  Educate customers entering new space (i.e. C-store refrigeration)  Be the industry “Steward” for design and education needs

94 Key takeaways 94  Our market leadership position will continue to grow - “Blurring” end-markets drive stronger demand for our Refrigeration & Food Service equipment - Regulations create opportunities for medium temp. door transition, and CO2 systems - Innovation and technology investments are driving new product penetration – Glass, frames, lighting, refrigeration - We are well-positioned in faster growing sub-segments – Specialty, MT door cases, C-store expansion, prepared food in retail  Making progress on margin enhancement - Broad-based productivity improving – Labor, material, engineering - “Front End” customer engagement process started - Migration to shared services progressing well - Factory automation / Footprint consolidation We have a clearly defined roadmap to significantly grow revenue, expand our capabilities, and fundamentally improve margin over the mid-term

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